                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  5
Glossary of Terms................................  6
Performance Results..............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 25
Dividend Reinvestment Plan....................... 26

VIM ANR 12/98

                             LETTER TO SHAREHOLDERS

November 20, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment                   [PHOTO]
history, unprecedented growth in mutual
fund investing, and a surge in personal
retirement planning. The coming
millennium promises to hold even more     DENNIS J. MCDONNELL AND DON G. POWELL
challenges and opportunities.

    To lead us into this new era of
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your Trust and joins Dennis McDonnell in addressing shareholders in future reports. (See Don Powell's farewell to shareholders on page 5.)

ECONOMIC OVERVIEW
    After two years of solid gains, the U.S. economy began to lose some of its luster during the reporting period. No longer immune to the global economic turmoil, the economy retreated from a 5.5 percent annual growth rate in the first quarter to a tepid 1.8 percent in the second quarter (as measured by gross domestic product). By the third quarter, however, growth rebounded to a 3.3 percent annual rate.
    A strong dollar was largely responsible for moderating economic growth. As the Asian financial crisis worsened and spread to other regions, foreign investors amassed dollar-denominated U.S. Treasury bonds. These purchases sent the dollar sharply higher, which increased the price of U.S. exports and slashed the price of imports--resulting in reduced demand for U.S. goods and services abroad. In light of the reduced demand and global economic problems, corporate earnings fell, business investment declined, and stock prices plummeted. By the end of August, the Dow Jones Industrial Average was down 19 percent from its record high, set in mid-July. Although the stock market has since recovered much of its losses, consumer confidence has declined and growth in consumer spending has slowed.
    Concerns about further economic deterioration, weakness in the stock market, and a potential credit crunch prompted the Federal Reserve Board to cut short-term interest rates

                                                            Continued on page  2

0.25 percent in late September. It was the first rate cut in almost three years and was followed by additional cuts of 0.25 percent in October and November. Despite these rate cuts, the Fed took care to note that inflation was well contained.

MARKET OVERVIEW

    The volatility in overseas markets and U.S. stocks was a boon to bonds. Foreign investors bought U.S. Treasury bonds in an attempt to escape the global turmoil, while domestic investors purchased them to avoid further losses in U.S. stocks. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices soared.
    The Fed rate cuts propelled bond prices even higher. Following the Fed's first rate cut, the yield on the 30-year Treasury bond, which moves in the opposite direction of its price, dropped to a record low of 4.72 percent on October 5. However, subsequent sales of Treasuries by Asian and institutional investors dampened the rally. As of October 31, the 30-year Treasury bond had a
5.15 percent yield, down 1 percent from a year ago.
    Municipal bond prices followed Treasuries higher, but, as usual, they didn't gain nearly as much in price. The yield on a typical AAA-rated general obligation municipal bond fell only 32 basis points to 4.80 percent as of October 31, from 5.12 percent a year earlier. Earlier in October, municipal bond yields topped comparable Treasury bond yields, which is a rare event. Municipal bonds generally yield less than Treasury securities because their interest payments are exempt from federal and sometimes state and local income taxes.
    During the past year, municipal bonds were burdened by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $230.9 billion worth of long-term bonds during the first 10 months of the year--34 percent more than they had issued during the same period last year. Approximately 44 percent of the new issues were refinancings of older, higher-yielding bonds. However, new issuance slowed recently as the number of bonds eligible for refinancing shrank.
    Despite an abundant supply, many investors were reluctant to purchase municipal bonds because of their generally low yields. Compounding the situation was the abundance of insured issues, which accounted for almost 60 percent of the new supply. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding bonds and narrowed the yield spread between higher- and lower-rated bonds. (The insurance relates to the timely payment of principal and interest, when due, on the bonds. The insurance does not protect the bonds from market risk.)

             Portfolio Composition by Credit Quality* as of October 31, 1998

                 AAA...............................     100%

*As a percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

                                                            Continued on page  3

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting exclusively of AAA-rated insured bonds. AAA-rated bonds generally have performed better than lower-rated securities when interest rates are falling, which was the case for most of the reporting period.
    We limited our new acquisitions because current market yields were lower than the average yields of bonds in the portfolio. However, some of the Trust's bonds were called away by issuers who took advantage of lower interest rates to retire or refinance their outstanding debt. We replaced these bonds with new long-term securities and extended the call protection of the Trust. Because the supply of replacement bonds was extremely high during the reporting period, there were plenty of options from which to choose in selecting new, insured securities to add to the portfolio. Since the yields of these bonds were lower than those of the bonds that were replaced, the Trust's income obtained from coupon payments was somewhat reduced during the reporting period.
    In making purchases, we emphasized long-term discount bonds with maturities near 25 years. In an environment of falling interest rates, these bonds have the potential to appreciate in value faster than premium bonds because they have a longer duration, which makes them more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as low interest rates caused some of our higher-coupon holdings to be prerefunded, or priced to call dates. Housing bonds were particularly vulnerable to prerefunding, because many homeowners sought to refinance mortgages as interest rates continued to decline.
    As of October 31, 1998, the duration of the Trust was 7.21 years, compared with 7.59 years for the Lehman Brothers Insured Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

               Top Five Portfolio Sectors as of October 31, 1998*

                    Airport........................... 16.0%
                    Retail Electric/Gas/Telephone..... 14.6%
                    Single-Family Housing............. 12.5%
                    Multi-Family Housing.............. 10.1%
                    Health Care....................... 10.0%

                    *As a percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY
    For the 12-month period ended October 31, 1998, the Trust generated a total return of 9.77 percent.(1) This reflects a gain in market price per common share from $17.25 on October 31, 1997, to $17.75 on October 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.58 percent,(3) based on the closing price of the Trust's common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.72 percent(4) on a taxable investment (for investors in the federal income tax bracket of 36 percent). Please refer to the chart on page 8 for additional performance numbers.

                                                            Continued on page  4

                          [DISTRIBUTION HISTORY CHART]

Twelve-Month Distribution History
For The Period Ended October 31, 1998


                                    Distribution per Common Share
                                      Dividend           Capital
Nov 1997 ...........................  $0.0875             0.0000
Dec 1997 ...........................  $0.0825             0.1135
Jan 1998 ...........................  $0.0825             0.0000
Feb 1998 ...........................  $0.0825             0.0000
Mar 1998 ...........................  $0.0825             0.0000
Apr 1998 ...........................  $0.0825             0.0000
May 1998 ...........................  $0.0825             0.0000
Jun 1998 ...........................  $0.0825             0.0000
Jul 1998 ...........................  $0.0825             0.0000
Aug 1998 ...........................  $0.0825             0.0000
Sep 1998 ...........................  $0.0825             0.0000
Oct 1998 ...........................  $0.0825             0.0000

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up.
    Looking ahead into next year, we see the potential for stronger economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed rate cuts if the economy resumes its slowdown.
    Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to the goal of providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 8

                          A FAREWELL FROM THE CHAIRMAN

             ------------------------  -  ------------------------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]
Don G. Powell

             ------------------------   -  ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations are expected to perform better in rising rate environments, while funds with longer durations are expected to perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1998

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                           (NYSE TICKER SYMBOL--VIM)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............     9.77%
One-year total return based on NAV(2).....................     9.27%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)........     5.58%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)..........................................     8.72%

 SHARE VALUATIONS

Net asset value...........................................   $ 17.43
Closing stock price.......................................   $17.750
One-year high common stock price (10/08/98)...............   $17.875
One-year low common stock price (05/26/98)................  $16.3125
Preferred share (Series A) rate(5)........................    3.340%
Preferred share (Series B) rate(5)........................    3.400%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  105.0%
         ALABAMA  1.2%
$1,000   Birmingham-Carraway, AL Methodist Hlth Sys Ser A
         (Connie Lee Insd)...............................   5.875%   08/15/25  $  1,068,520
2,000    Huntsville, AL Pub Bldg Auth Lease Rev Muni Just
         Pub & Safety Cent A (MBIA Insd).................   5.900    10/01/16     2,174,120
                                                                               ------------
                                                                                  3,242,640
                                                                               ------------
         ALASKA  0.2%
  485    Alaska St Hsg Fin Corp Coll Mtg Oblig Ser A
         Subser A2 (GNMA Collateralized).................   7.050    06/01/25       518,426
                                                                               ------------
         ARIZONA  2.7%
1,500    Arizona Hlth Fac Auth Hosp Sys Rev Phoenix
         Baptist Hosp & Med Rfdg (MBIA Insd).............   6.250    09/01/11     1,662,525
1,000    Maricopa Cnty, AZ Uni Sch Dist No 80 Chandler
         Rfdg (MBIA Insd)................................   4.375    07/01/11       995,140
1,482    Peoria, AZ Indl Dev Auth Multi-Family Rev Sr Hsg
         Casa Del Rio A Rfdg (GNMA Collateralized).......   7.300    02/20/15     1,660,047
2,320    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10     2,595,361
                                                                               ------------
                                                                                  6,913,073
                                                                               ------------
         CALIFORNIA  13.3%
6,235    California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
         Insd)...........................................   6.100    02/01/28     6,670,889
2,500    California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec Ser B (FSA Insd).............   6.350    06/01/09     2,769,075
1,000    Emeryville, CA Pub Fin Auth Rev Shellmound Pk
         Redev & Hsg Proj B (MBIA Insd)..................   5.000    09/01/19     1,002,010
9,000    Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
         Oblig Ser A (MBIA Insd).........................   6.900    06/30/08    10,985,040
1,155    Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...   6.250    08/01/10     1,289,684
1,000    Roseville, CA Spl Tax Cmnty Fac Dist 1 Northwst
         Rfdg (FSA Insd).................................   4.750    09/01/20       971,470
3,600    Sacramento Cnty, CA Arpt Ser A (MBIA Insd)......   5.900    07/01/24     3,875,796
1,000    Sacramento, CA City Fin Auth Lease Rev CA EPA
         Bldg Ser A (AMBAC Insd) (a).....................   4.750    05/01/23       966,000
1,000    San Dimas, CA Redev Agy Tax Alloc Creative
         Growth A (FSA Insd).............................   5.000    09/01/16     1,019,190

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$9,000   San Jose, CA Single Family Mtg Rev Ser A Cap
         Apprec (GEMIC Mtg Collateralized)...............       *    04/01/16  $  3,788,100
1,200    Santa Ana, CA Uni Sch Dist Ctfs Partn Energy
         Savings Proj (FSA Insd).........................   5.000%   04/01/18     1,205,652
                                                                               ------------
                                                                                 34,542,906
                                                                               ------------
         COLORADO  1.7%
2,330    Castle Rock, CO Multi-Family Rev Hsg Pines at
         Castle Rock Ser A (FSA Insd)....................   6.100    12/01/16     2,478,468
1,855    Greeley, CO Multi-Family Rev Hsg Mtg Creek Stone
         (FHA Gtd).......................................   5.950    07/01/28     1,950,180
                                                                               ------------
                                                                                  4,428,648
                                                                               ------------
         FLORIDA  3.5%
1,000    Hillsborough Cnty, FL Aviation Tampa Intl Arpt
         Ser A (FGIC Insd)...............................   6.000    10/01/23     1,084,040
1,000    Jacksonville, FL Wtr & Swr Rev United Wtr FL
         Proj (AMBAC Insd)...............................   6.350    08/01/25     1,129,870
1,045    Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Ser A (GNMA Collateralized).................   6.200    10/01/16     1,119,582
2,000    Pasco Cnty, FL Solid Waste Displ & Res Recovery
         Sys Rev (AMBAC Insd)............................   6.000    04/01/11     2,273,760
1,300    Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized).......................   6.000    09/01/18     1,382,238
1,000    Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized).......................   6.100    09/01/29     1,062,950
1,000    Port Orange, FL Wtr & Swr Rev Rfdg (AMBAC Insd)
         (a).............................................   4.900    10/01/11     1,030,470
                                                                               ------------
                                                                                  9,082,910
                                                                               ------------
         GEORGIA  1.3%
1,860    George L Smith II GA Wrld Congress Cent Auth Rev
         Domed Stadium Proj Rfdg (MBIA Insd) (a).........   6.000    07/01/10     2,003,685
1,500    George L Smith II GA Wrld Congress Cent Auth Rev
         Domed Stadium Proj Rfdg (MBIA Insd) (a).........   5.500    07/01/20     1,496,310
                                                                               ------------
                                                                                  3,499,995
                                                                               ------------
         HAWAII  2.1%
3,500    Hawaii St Dept Budget & Fin Spl Purp Mtg Rev
         Hawaiian Elec Co Proj Ser B (MBIA Insd).........   7.600    07/01/20     3,772,405
1,450    Hawaii St Dept Budget & Fin Spl Purp Rev
         Hawaiian Elec Co & Subsidiaries (MBIA Insd).....   6.550    12/01/22     1,602,569
                                                                               ------------
                                                                                  5,374,974
                                                                               ------------
         ILLINOIS  8.9%
1,500    Chicago, IL Midway Arpt Rev Ser A (MBIA Insd)...   5.125    01/01/35     1,461,360
9,050    Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
         Terminal (MBIA Insd) (b)........................   6.750    01/01/18     9,890,383

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$1,905   Chicago, IL Residential Mtg Rev Cap Apprec Ser B
         Rfdg (MBIA Insd)................................       *    10/01/09  $    910,628
3,000    Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................   7.000%   07/01/12     3,224,550
6,150    Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................   7.050    07/01/27     6,599,134
1,000    Southwestern IL Dev Auth Retirement Cmnty Rev
         Meridian Village Proj (GNMA Collateralized).....   5.300    08/20/38       995,800
                                                                               ------------
                                                                                 23,081,855
                                                                               ------------
         KANSAS  3.3%
3,500    Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
         Proj Rfdg (MBIA Insd)...........................   7.000    06/01/31     3,823,470
1,125    Harvey Cnty, KS Uni Sch Dist No 373 Newton Impt
         & Rfdg (FSA Insd) (a)...........................   5.000    09/01/16     1,142,899
2,000    Kansas St Dev Fin Auth Hlth Fac Rev Stormont
         Vail Hlthcare Inc G (MBIA Insd).................   5.800    11/15/21     2,131,400
1,235    Olathe Labette Cnty, KS Single Family Mtg Rev
         Ser A-I Rfdg (GNMA Collateralized)..............   8.100    08/01/23     1,392,907
                                                                               ------------
                                                                                  8,490,676
                                                                               ------------
         KENTUCKY  0.9%
1,000    Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd).............   6.100    03/01/07     1,126,040
1,000    Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd).............   6.200    03/01/08     1,137,760
                                                                               ------------
                                                                                  2,263,800
                                                                               ------------
         LOUISIANA  2.4%
3,145    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
         Lake Charles Mem Hosp Proj Ser A (Connie Lee
         Insd)...........................................   6.650    12/01/21     3,487,616
1,000    Louisiana Hsg Fin Agy Mtg Rev Mtg Malta Square
         Proj (GNMA Collateralized)......................   6.450    09/01/27     1,098,360
   30    Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.600    01/01/04        32,303
  460    Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.700    01/01/05       496,483
  310    Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.800    01/01/06       335,147
  660    Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.850    01/01/09       713,889
                                                                               ------------
                                                                                  6,163,798
                                                                               ------------
         MARYLAND  0.7%
1,675    Prince Georges Cnty, MD Hsg Auth Mtg Rev
         Riverview Terrace Ser A Rfdg (GNMA
         Collateralized).................................   6.400    12/20/10     1,813,003
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MASSACHUSETTS  2.7%
$4,065   Massachusetts Edl Ln Auth Rev Edl Ln Rev Muni
         Forwards Issue E Ser A (AMBAC Insd).............   7.000%   01/01/10  $  4,377,192
2,600    Massachusetts St Hlth & Edl Fac Auth Rev Harvard
         Pilgrim Hlth Ser A..............................   5.000    07/01/18     2,600,962
                                                                               ------------
                                                                                  6,978,154
                                                                               ------------
         MICHIGAN  4.3%
5,510    Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
         (FSA Insd) (b)..................................   6.875    05/01/09     5,964,244
1,000    Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev Coll
         Detroit Edison Co Ser AA Rfdg (FGIC Insd).......   6.950    09/01/22     1,280,480
3,500    Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
         Edison Monroe Ser 1 (MBIA Insd).................   6.875    09/01/22     3,889,935
                                                                               ------------
                                                                                 11,134,659
                                                                               ------------
         MISSISSIPPI  3.5%
1,806    Mississippi Home Corp Single Family Rev Mtg
         Access Pgm (GNMA Collateralized)................   7.100    05/01/23     1,937,332
1,377    Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser C (GNMA Collateralized)..........   8.125    12/01/24     1,544,742
1,274    Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser D (GNMA Collateralized)..........   8.100    12/01/24     1,433,638
1,163    Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser E (GNMA Collateralized)..........   8.100    12/01/25     1,310,422
2,500    Mississippi Hosp Equip & Fac Auth Rev Rush Med
         Fndtn Proj (Connie Lee Insd)....................   6.700    01/01/18     2,732,400
                                                                               ------------
                                                                                  8,958,534
                                                                               ------------
         MISSOURI  0.9%
1,000    Missouri St Hsg Dev Comm Multi-Family Hsg
         Brookstone A (FSA Insd).........................   6.000    12/01/16     1,059,710
1,095    Missouri St Hsg Dev Comm Multi-Family Hsg Truman
         Farm A (FSA Insd)...............................   5.750    10/01/11     1,154,185
                                                                               ------------
                                                                                  2,213,895
                                                                               ------------
         NEBRASKA  1.8%
1,305    Nebraska Invt Fin Auth Multi-Family Rev Hsg
         Cambury Hills Apts Pgm (FSA Insd)...............   5.700    10/01/12     1,374,583
1,100    Nebraska Invt Fin Auth Multi-Family Rev Hsg
         Summit Club Apts Proj (FSA Insd)................   5.700    10/01/12     1,158,652
1,800    Nebraska Invt Fin Auth Single Family Mtg Rev
         (Inverse Fltg) (GNMA Collateralized)............   9.413    09/15/24     2,027,250
                                                                               ------------
                                                                                  4,560,485
                                                                               ------------
         NEVADA  3.8%
9,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd).....................................   6.700    06/01/22     9,869,580
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW HAMPSHIRE  0.4%
$ 1,000  New Hampshire St Business Fin Auth Wtr Fac Rev
         Pennichuck Wtrwks Inc (AMBAC Insd)..............   6.300%   05/01/22  $  1,112,250
                                                                               ------------
         NEW JERSEY  1.4%
  2,275  New Jersey St Edl Fac Auth Rev Seton Hall Univ
         Proj Rfdg (AMBAC Insd) (a)......................   5.250    07/01/08     2,406,040
  1,250  New Jersey St Edl Fac Auth Rev Seton Hall Univ
         Proj Rfdg (AMBAC Insd) (a)......................   5.250    07/01/09     1,326,537
                                                                               ------------
                                                                                  3,732,577
                                                                               ------------
         NEW MEXICO  2.1%
  1,900  Albuquerque, NM Arpt Rev Ser A (AMBAC Insd).....   6.600    07/01/16     2,067,637
  2,070  New Mexico Edl Assistance Fndtn Student Ln Rev
         Ser A (AMBAC Insd)..............................   6.850    04/01/05     2,263,566
  1,000  New Mexico Mtg Fin Auth Single Family Mtg Pgm A2
         (GNMA Collateralized)...........................   6.050    07/01/16     1,064,630
                                                                               ------------
                                                                                  5,395,833
                                                                               ------------
         NEW YORK  5.2%
  2,115  Long Island Pwr Auth NY Elec Sys Rev Genl (MBIA
         Insd) (a).......................................   4.250    04/01/08     2,110,876
  1,875  Long Island Pwr Auth NY Elec Sys Rev Genl (MBIA
         Insd) (a).......................................   5.000    04/01/08     1,979,438
  3,855  Metropolitan Tran Auth NY Commuter Fac Rev Ser A
         (MBIA Insd).....................................   5.625    07/01/27     4,126,353
  5,000  Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
         Intl Arpt Terminal 6 (MBIA Insd)................   5.750    12/01/25     5,302,750
                                                                               ------------
                                                                                 13,519,417
                                                                               ------------
         OHIO  1.5%
  2,000  Cuyahoga Cnty, OH Util Sys Rev Impt Med Ctr Co
         Proj (AMBAC Insd)...............................   5.125    02/15/28     1,990,820
  1,745  Ohio Hsg Fin Agy Mtg Rev Residential Ser A1
         (GNMA Collateralized)...........................   6.150    03/01/29     1,870,396
                                                                               ------------
                                                                                  3,861,216
                                                                               ------------
         PENNSYLVANIA  7.1%
  7,500  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser A (FSA Insd) (b).......................   6.800    01/01/10     8,185,200
  4,000  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................   6.625    01/01/22     4,356,760
  2,000  Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
         Mercy Hlth Sys Inc (AMBAC Insd).................   5.625    08/15/26     2,212,660
  1,330  Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family (GNMA Collateralized).............   7.100    05/01/24     1,415,080
  1,950  Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/VHA
         East Fin Pgm B (AMBAC Insd).....................   6.375    07/01/22     2,137,727
                                                                               ------------
                                                                                 18,307,427
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         RHODE ISLAND  0.7%
$ 1,500  Rhode Island Port Auth & Econ Dev Corp Arpt Rev
         Ser A (FSA Insd)................................   7.000%   07/01/14  $  1,868,940
                                                                               ------------
         SOUTH CAROLINA  3.8%
  4,575  South Carolina St Port Auth Port Rev (AMBAC
         Insd)...........................................   6.750    07/01/21     4,960,352
  4,575  South Carolina St Port Auth Port Rev Rfdg
         (Escrowed to Maturity) (AMBAC Insd).............   6.750    07/01/21     4,992,377
                                                                               ------------
                                                                                  9,952,729
                                                                               ------------
         SOUTH DAKOTA  0.4%
  1,000  South Dakota St Hlth & Edl Fac Auth Vocational
         Ed Pgm Ser A (AMBAC Insd).......................   5.400    08/01/13     1,076,970
                                                                               ------------
         TENNESSEE  0.5%
  1,085  Memphis-Shelby Cnty, TN Arpt Rev Ser A Rfdg
         (MBIA Insd).....................................   6.250    02/15/10     1,252,090
                                                                               ------------
         TEXAS  13.0%
  1,085  Brazos River Auth TX Johnson Cnty Surface (AMBAC
         Insd)...........................................   5.800    09/01/11     1,172,668
  5,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj A (AMBAC Insd)................   6.750    04/01/22     5,491,250
  5,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj B (FGIC Insd).................   6.625    06/01/22     5,490,100
  1,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj C (FGIC Insd).................   6.700    10/01/22     1,107,390
  2,305  Harris Cnty, TX Hsg Fin Corp Multi-Family Hsg
         Rev Cypress Ridge Apts (FSA Insd)...............   6.350    06/01/26     2,549,768
  4,000  Houston, TX Arpt Sys Rev Sub Lien Ser A (FGIC
         Insd)...........................................   6.750    07/01/21     4,336,920
  5,000  Houston, TX Arpt Sys Rev Sub Lien Ser B (FGIC
         Insd) (a).......................................   5.000    07/01/25     4,838,750
  1,800  Midland, TX Ctfs Oblig Arpt Sub Lien (FSA
         Insd)...........................................   5.850    03/01/13     1,976,796
  4,145  Texas St Veterans Hsg Assistance (MBIA Insd)....   6.800    12/01/23     4,488,123
  2,000  Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother
         Frances Hosp of Tyler (FGIC Insd)...............   6.500    07/01/22     2,197,380
                                                                               ------------
                                                                                 33,649,145
                                                                               ------------
         VIRGINIA  1.0%
  1,495  Harrisonburg, VA Redev & Hsg Auth Multi-Family
         Hsg Rev (FSA Insd)..............................   6.200    04/01/17     1,596,645
  1,000  Russell Cnty, VA Indl Dev Auth Pollutn Ctl Rev
         Appalachian Pwr Co Proj Ser H (MBIA Insd).......   5.000    11/01/21       988,550
                                                                               ------------
                                                                                  2,585,195
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         WASHINGTON  3.1%
$ 2,235  Grant Cnty, WA Pub Util Dist No 002 Wanapum
         Hydro Elec Rev Second Ser D (AMBAC Insd)........   6.000%   01/01/13  $  2,454,120
  1,770  Grant Cnty, WA Pub Util Dist No 002 Wanapum
         Hydro Elec Rev Second Ser D (AMBAC Insd)........   6.250    01/01/17     1,942,929
  1,855  Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
         Hydro Elec Rev Second Ser D (AMBAC Insd)........   6.000    01/01/13     2,036,864
  1,460  Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
         Hydro Elec Rev Second Ser D (AMBAC Insd)........   6.250    01/01/17     1,602,642
                                                                               ------------
                                                                                  8,036,555
                                                                               ------------
         WISCONSIN  3.3%
  5,000  Wisconsin St Hlth & Edl Fac Auth Rev Children's
         Hosp (FGIC Insd)................................   5.000    08/15/10     5,134,250
  3,500  Wisconsin St Hlth & Edl Fac Auth Rev Marquette
         Univ (MBIA Insd) (a)............................   4.750    06/01/23     3,331,650
                                                                               ------------
                                                                                  8,465,900
                                                                               ------------
         PUERTO RICO  2.3%
  5,000  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y Rfdg (Embedded Cap) (FSA Insd)................   5.730    07/01/21     5,950,900
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  105.0%
  (Cost $248,995,965)........................................................   271,899,155
SHORT-TERM INVESTMENTS  0.9%
  (Cost $2,400,000)..........................................................     2,400,000
                                                                               ------------
TOTAL INVESTMENTS  105.9%
  (Cost $251,395,965)........................................................   274,299,155
LIABILITIES IN EXCESS OF OTHER ASSETS  (5.9%)................................   (15,184,966)
                                                                               ------------
NET ASSETS  100.0%...........................................................  $259,114,189
                                                                               ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $251,395,965).......................    $274,299,155
Cash........................................................          62,457
Receivables:
  Investments Sold..........................................       5,516,426
  Interest..................................................       4,521,780
Other.......................................................           2,084
                                                                ------------
      Total Assets..........................................     284,401,902
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      24,688,049
  Income Distributions -- Preferred Shares..................         166,487
  Investment Advisory Fee...................................         132,476
  Administrative Fee........................................          44,159
  Affiliates................................................          14,275
Accrued Expenses............................................         150,552
Trustees' Deferred Compensation and Retirement Plans........          91,715
                                                                ------------
      Total Liabilities.....................................      25,287,713
                                                                ------------
NET ASSETS..................................................    $259,114,189
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $50,000 per share)........................................    $ 90,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,701,930 shares issued and
  outstanding)..............................................          97,019
Paid in Surplus.............................................     143,050,223
Net Unrealized Appreciation.................................      22,903,190
Accumulated Net Realized Gain...............................       2,092,150
Accumulated Undistributed Net Investment Income.............         971,607
                                                                ------------
      Net Assets Applicable to Common Shares................     169,114,189
                                                                ------------
NET ASSETS..................................................    $259,114,189
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($169,114,189 divided
  by 9,701,930 shares outstanding)..........................    $      17.43
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $14,963,914
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,537,735
Administrative Fee..........................................      512,578
Preferred Share Maintenance.................................      257,873
Trustees' Fees and Expenses.................................       26,865
Legal.......................................................       17,328
Custody.....................................................       17,136
Other.......................................................      224,210
                                                              -----------
    Total Expenses..........................................    2,593,725
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,370,189
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 2,071,361
  Futures...................................................       20,783
                                                              -----------
Net Realized Gain...........................................    2,092,144
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,242,946
  End of the Period:
    Investments.............................................   22,903,190
                                                              -----------
Net Unrealized Appreciation During the Period...............    3,660,244
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,752,388
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $18,122,577
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1998   October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 12,370,189       $ 12,529,001
Net Realized Gain.......................................      2,092,144          1,417,016
Net Unrealized Appreciation During the Period...........      3,660,244          4,177,741
                                                           ------------       ------------
Change in Net Assets from Operations....................     18,122,577         18,123,758
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (9,636,410)       (10,134,229)
  Preferred Shares......................................     (2,973,522)        (2,828,542)
                                                           ------------       ------------
                                                            (12,609,932)       (12,962,771)
                                                           ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.........................................     (1,098,187)        (1,551,225)
  Preferred Shares......................................       (318,829)          (519,894)
                                                           ------------       ------------
                                                             (1,417,016)        (2,071,119)
                                                           ------------       ------------
Total Distributions.....................................    (14,026,948)       (15,033,890)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....      4,095,629          3,089,868
FROM CAPITAL TRANSACTIONS:
  Value of Common Shares Issued Through Dividend
    Reinvestment........................................        566,879            341,130
                                                           ------------       ------------
TOTAL INCREASE IN NET ASSETS............................      4,662,508          3,430,998
NET ASSETS:
Beginning of the Period.................................    254,451,681        251,020,683
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $971,607 and $1,211,350
  respectively).........................................   $259,114,189       $254,451,681
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             January 24, 1992
                                                                                                (Commencement
                                                   Year Ended October 31                        of Investment
                                 ---------------------------------------------------------     Operations) to
                                  1998      1997      1996      1995      1994      1993     October 31, 1992
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)................  $17.008   $16.688   $16.693   $14.883   $18.213   $15.278           $14.737
                                 -------   -------   -------   -------   -------   -------           -------
 Net Investment Income.........    1.276     1.297     1.323     1.340     1.351     1.365              .924
 Net Realized and Unrealized
   Gain/Loss...................     .594      .581      .054     1.883    (3.150)    2.949              .340
                                 -------   -------   -------   -------   -------   -------           -------
Total from Investment
 Operations....................    1.870     1.878     1.377     3.223    (1.799)    4.314             1.264
                                 -------   -------   -------   -------   -------   -------           -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders..............     .995     1.050     1.050     1.050     1.050      .970              .525
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....     .306      .293      .332      .363      .301      .293              .198
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders..............     .113      .161       -0-       -0-      .146      .086               -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders....     .033      .054       -0-       -0-      .034      .030               -0-
                                 -------   -------   -------   -------   -------   -------           -------
Total Distributions............    1.447     1.558     1.382     1.413     1.531     1.379              .723
                                 -------   -------   -------   -------   -------   -------           -------
Net Asset Value, End of the
 Period........................  $17.431   $17.008   $16.688   $16.693   $14.883   $18.213           $15.278
                                 =======   =======   =======   =======   =======   =======           =======
Market Price Per Share at End
 of the Period.................  $17.750   $17.250   $16.125   $15.750   $13.500   $17.250           $14.500
Total Investment Return at
 Market Price (b)..............     9.77%    15.04%     9.19%    24.96%   (15.57%)   26.98%            .09%*
Total Return at Net Asset
 Value (c).....................     9.27%     9.58%     6.53%    19.80%   (12.20%)   26.75%           5.33%*
Net Assets at End of the Period
 (In millions).................  $ 259.1   $ 254.5   $ 251.0   $ 250.6   $ 233.2   $ 265.2           $ 237.0
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**...............     1.56%     1.57%     1.60%     1.63%     1.57%     1.54%             1.51%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common
 Shares (d)....................    5.65%     6.05%     5.99%     6.16%     6.33%     6.29%              6.08%
Portfolio Turnover.............      66%       36%       35%       28%       26%       38%              90%*
*  Non-Annualized
** Ratio of Expenses to Average
   Net Assets Including
   Preferred Shares............    1.01%     1.01%     1.02%     1.03%     1.01%      .99%              1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Insured Municipals, formerly known as Van Kampen American Capital Trust for Insured Municipals, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 1998, for federal income tax purposes, the cost of long- and short-term investments is $251,395,965; the aggregate gross unrealized appreciation is $22,928,811 and the aggregate gross unrealized depreciation is $25,621 resulting in net unrealized appreciation on long- and short-term investments of $22,903,190.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust designated and paid a 28% rate capital gain distribution of $741,324 and a 20% rate capital gain distribution of $301,102. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

F. INSURANCE EXPENSE--The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $6,200 representing legal services provided by Skadden, Arps, Slate,

                                October 31, 1998
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $94,500 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At October 31, 1998 and October 31, 1997, paid in surplus related to common shares aggregated $143,050,223 and $142,483,673, respectively.

    Transactions in common shares were as follows:

                                           YEAR ENDED         YEAR ENDED
                                     OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------
Beginning Shares.......................     9,668,986          9,648,688
Shares Issued Through Dividend
  Reinvestment.........................        32,944             20,298
                                            ---------          ---------
Ending Shares..........................     9,701,930          9,668,986
                                            =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $181,239,334 and $173,307,631, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change

                                October 31, 1998
--------------------------------------------------------------------------------

in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended October 31, 1998, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at October 31, 1997...........................        -0-
Futures Opened............................................        550
Futures Closed............................................       (550)
                                                                 ----
Outstanding at October 31, 1998...........................        -0-
                                                                 ----

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                                October 31, 1998
--------------------------------------------------------------------------------

6. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS") in two series of 900 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series B are 28 days. The average rate in effect on October 31, 1998, was 3.370%. During the year ended October 31, 1998, the rates ranged from 3.0000% to 5.3900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. CAPITAL GAIN DISTRIBUTION

On December 3, 1998, the Trust declared a capital gain of $.1639 per common share, of which $.0836 is long-term and $.08030 is short-term, to common shareholders of record on December 15, 1998. The gain will be payable on December 31, 1998.

8. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996, Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Trust for Insured Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Insured Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Insured Municipals as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 1, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer
  and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and   Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and the selection of independent public accountants.

    1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     -------------------
                                                     IN FAVOR   WITHHELD
------------------------------------------------------------------------
Theodore A. Myers...................................   1,545        2

    2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                   --------------------
                                                   IN FAVOR    WITHHELD
-----------------------------------------------------------------------
Don G. Powell..................................... 8,532,846    92,667
Hugo F. Sonnenschein.............................. 8,534,846    90,667

The other trustees of the Trust whose terms did not expire in 1998 are: David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 8,450,928 shares voted in favor of the proposal, 49,573 shares voted against and 126,560 shares abstained.